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                                                                   EXHIBIT 23(c)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated February 6, 1998, on our audit of the consolidated financial statements of Environmental Test Systems, Inc. and subsidiaries as of and for the year ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts."



                                        COOPERS & LYBRAND L.L.P.



South Bend, Indiana
March 23, 1998